Exhibit 99.1
Press Release

COSTCO WHOLESALE CORPORATION REPORTS FOURTH QUARTER AND FISCAL YEAR 2023 OPERATING RESULTS
ISSAQUAH, Wash., September 26, 2023 - Costco Wholesale Corporation (“Costco” or the “Company”) (Nasdaq: COST) today announced its operating results for the 17-week fourth quarter and the 53-week fiscal year ended September 3, 2023.
Net sales for the 17-week fourth quarter were $77.43 billion, an increase of 9.4 percent from $70.76 billion in the 16-week fourth quarter last year. Net sales for the 53-week fiscal year were $237.71 billion, an increase of 6.7 percent from $222.73 billion in the 52-week fiscal year of 2022.
Comparable sales were as follows:

	17 Weeks	17 Weeks	53 Weeks	53 Weeks
		Adjusted*		Adjusted*
U.S.	0.2%	3.1%	3.3%	4.2%
Canada	1.8%	7.4%	1.7%	8.1%
Other International	5.5%	4.4%	2.8%	7.6%
Total Company	1.1%	3.8%	3.0%	5.2%
E-commerce	-0.8%	-0.6%	-5.7%	-4.8%
*Excluding the impacts from changes in gasoline prices and foreign exchange.
Net income for the 17-week fourth quarter was $2.160 billion, $4.86 per diluted share, compared to $1.868 billion, $4.20 per diluted share, in the 16-week fourth quarter last year.
Net income for the 53-week fiscal year was $6.292 billion, $14.16 per diluted share, compared to $5.844 billion, $13.14 per diluted share, in the 52-week prior year.
Costco currently operates 861 warehouses, including 591 in the United States and Puerto Rico, 107 in Canada, 40 in Mexico, 33 in Japan, 29 in the United Kingdom, 18 in Korea, 15 in Australia, 14 in Taiwan, five in China, four in Spain, two in France, and one each in Iceland, New Zealand and Sweden. Costco also operates e-commerce sites in the U.S., Canada, the U.K., Mexico, Korea, Taiwan, Japan and Australia.
A conference call to discuss these results is scheduled for 2:00 p.m. (PT) today, September 26, 2023, and will be available via a webcast on investor.costco.com (click "Events & Presentations”).
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising

Press Release

costs associated with employees (generally including health-care costs), energy and certain commodities, geopolitical conditions (including tariffs and the Ukraine conflict), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to climate change, public-health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with GAAP.

CONTACTS:    Costco Wholesale Corporation
Richard Galanti, 425/313-8203
David Sherwood, 425/313-8239
Josh Dahmen, 425/313-8254

Press Release

COSTCO WHOLESALE CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
 (dollars in millions, except per share data)
(unaudited)

	17 Weeks Ended	16 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	September 3, 2023	August 28, 2022	September 3, 2023	August 28, 2022
REVENUE
Net sales	$77,430	$70,764	$237,710	$222,730
Membership fees	1,509	1,327	4,580	4,224
Total revenue	78,939	72,091	242,290	226,954
OPERATING EXPENSES
Merchandise costs	69,219	63,558	212,586	199,382
Selling, general and administrative	6,939	6,036	21,590	19,779
Operating income	2,781	2,497	8,114	7,793
OTHER INCOME (EXPENSE)
Interest expense	(56)	(48)	(160)	(158)
Interest income and other, net	238	67	533	205
INCOME BEFORE INCOME TAXES	2,963	2,516	8,487	7,840
Provision for income taxes	803	638	2,195	1,925
Net income including noncontrolling interests	2,160	1,878	6,292	5,915
Net income attributable to noncontrolling interests	—	(10)	—	(71)
NET INCOME ATTRIBUTABLE TO COSTCO	$2,160	$1,868	$6,292	$5,844
NET INCOME PER COMMON SHARE ATTRIBUTABLE TO COSTCO:
Basic	$4.87	$4.21	$14.18	$13.17
Diluted	$4.86	$4.20	$14.16	$13.14
Shares used in calculation (000's):
Basic	443,876	443,839	443,854	443,651
Diluted	444,445	444,655	444,452	444,757

Press Release

COSTCO WHOLESALE CORPORATION
CONSOLIDATED BALANCE SHEETS
 (amounts in millions, except par value and share data)
(unaudited)
Subject to Reclassification

	September 3, 2023	August 28, 2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$13,700	$10,203
Short-term investments	1,534	846
Receivables, net	2,285	2,241
Merchandise inventories	16,651	17,907
Other current assets	1,709	1,499
Total current assets	35,879	32,696
OTHER ASSETS
Property and equipment, net	26,684	24,646
Operating lease right-of-use assets	2,713	2,774
Other long-term assets	3,718	4,050
TOTAL ASSETS	$68,994	$64,166
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$17,483	$17,848
Accrued salaries and benefits	4,278	4,381
Accrued member rewards	2,150	1,911
Deferred membership fees	2,337	2,174
Current portion of long-term debt	1,081	73
Other current liabilities	6,254	5,611
Total current liabilities	33,583	31,998
OTHER LIABILITIES
Long-term debt, excluding current portion	5,377	6,484
Long-term operating lease liabilities	2,426	2,482
Other long-term liabilities	2,550	2,555
TOTAL LIABILITIES	43,936	43,519
COMMITMENTS AND CONTINGENCIES
EQUITY
Preferred stock $0.005 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock $0.005 par value; 900,000,000 shares authorized; 442,793,000 and 442,664,000 shares issued and outstanding	2	2
Additional paid-in capital	7,340	6,884
Accumulated other comprehensive loss	(1,805)	(1,829)
Retained earnings	19,521	15,585
Total Costco stockholders’ equity	25,058	20,642
Noncontrolling interests	—	5
TOTAL EQUITY	25,058	20,647
TOTAL LIABILITIES AND EQUITY	$68,994	$64,166

Press Release

COSTCO WHOLESALE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 (amounts in millions)
(unaudited)
Subject to Reclassification

	53 Weeks Ended	52 Weeks Ended
	September 3, 2023	August 28, 2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income including noncontrolling interests	$6,292	$5,915
Adjustments to reconcile net income including noncontrolling interests to net cash provided by operating activities:
Depreciation and amortization	2,077	1,900
Non-cash lease expense	412	377
Stock-based compensation	774	724
Other non-cash operating activities, net	495	39
Changes in working capital	1,018	(1,563)
Net cash provided by operating activities	11,068	7,392
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of short-term investments	(1,622)	(1,121)
Maturities and sales of short-term investments	937	1,145
Additions to property and equipment	(4,323)	(3,891)
Other investing activities, net	36	(48)
Net cash used in investing activities	(4,972)	(3,915)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of short-term borrowings	(935)	(6)
Proceeds from short-term borrowings	917	53
Repayments of long-term debt	(75)	(800)
Tax withholdings on stock-based awards	(303)	(363)
Repurchases of common stock	(676)	(439)
Cash dividend payments	(1,251)	(1,498)
Financing lease payments	(291)	(176)
Dividend to noncontrolling interest	—	(208)
Acquisition of noncontrolling interest	—	(842)
Other financing activities, net	—	(4)
Net cash used in financing activities	(2,614)	(4,283)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	15	(249)
Net change in cash and cash equivalents	3,497	(1,055)
CASH AND CASH EQUIVALENTS BEGINNING OF YEAR	10,203	11,258
CASH AND CASH EQUIVALENTS END OF YEAR	$13,700	$10,203